ANNUAL REPORT APRIL 30, 2002

[Logo of SouthTrust Funds]

SouthTrust U.S. Treasury Money Market Fund

SouthTrust Income Fund

SouthTrust Bond Fund

SouthTrust Alabama Tax-Free Income Fund

SouthTrust Value Fund

SouthTrust Growth Fund

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE

Dear Investor:

I am pleased to present the Annual Report of the SouthTrust Funds for the  12-month reporting period from May 1, 2001 through April 30, 2002. This report begins with an investment review of the economy and developments in the financial markets over the reporting period. Next, you’ll find a complete list of investments and financial statements for SouthTrust U.S. Treasury Money Market Fund, Income Fund, Bond Fund, Alabama Tax-Free Income Fund, Value Fund and Growth Fund.  The performance highlights of each fund are as follows. While the 12-month reporting period saw continued positive performance from bonds, market conditions were difficult for large company stocks. In times like this, stock investors should maintain their long-term perspective. Periods of negative returns like we’ve been experiencing, while painful, are the risk that investors assume to pursue the long-term performance potential of stocks. For many investors, a price decline presents the opportunity to dollar-cost average,1 or lower the average cost of their shares by purchasing additional shares at lower prices.

SouthTrust U.S. Treasury Money Market Fund

This portfolio of U.S. Treasury money market securities paid a dividend stream totaling $0.02 per share during the year for a total return of 2.38%.2 Total net assets in the fund reached $1.2 billion at the end of the reporting period. The  7-day net yield was 1.42% as of at the end of the reporting period.3

SouthTrust Income Fund

SouthTrust Income Fund, a diversified portfolio of income-producing investments, paid dividends totaling $0.50 per share, which offset a $0.10 decrease in net asset value (‘‘NAV’’) to produce a total return of 4.17%.4 Total net assets in the fund reached $72.9 million at the end of the reporting period.

SouthTrust Bond Fund

This fund’s diversified portfolio of high-quality corporate and government bonds paid dividends totaling $0.54 per share, which offset a $0.12 decrease in NAV to produce a total return of 4.18%.4 Total net assets in the fund reached $144.2 million at the end of the reporting period.

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE
(Continued)

SouthTrust Alabama Tax-Free Income Fund

This fund is designed for tax-sensitive Alabama residents. It pursues double-tax-free income—income free from federal regular income tax and Alabama income tax by investing in high-quality securities issued by Alabama municipalities.5 The fund paid income distributions totaling $0.42 per share and a capital gain of $0.05 per share, while the NAV rose by $0.19. As a result, the fund produced a total return of 6.44%.4 The fund’s net assets reached $55.5 million at the end of the reporting period.

SouthTrust Value Fund

The fund’s portfolio primarily consists of undervalued stocks with long-term growth potential issued by large, established, and well-managed companies that are leaders in their industries. Consistent with a difficult period for large-company value stocks, the fund produced a total return of (8.04)%, due to a decline in the value of its holdings.4 Contributing to the total return were income distributions totaling $0.07 per share and a capital gain distribution of $0.31 per share. Net assets totaled $326.0 million at the end of the reporting period.

SouthTrust Growth Fund

SouthTrust Growth Fund invests in stocks issued by large, established U.S. companies that have a record of growth in price and earnings—and have high potential to continue that growth. It complements SouthTrust Value Fund, which invests in value stocks issued by large, high-quality companies. In a very difficult period for growth stocks, SouthTrust Growth Fund produced a total return of (18.00)%, due to a decline in the value of the its holdings.4 The fund’s net assets totaled $71.9 million at the end of the reporting period.

As always, we thank you for pursuing your financial goals through the professional management and diversification of the SouthTrust Funds. We look forward to keeping you up-to-date on your progress.

Sincerely,

/s/ Richard S. White

Richard S. White
President
June 15, 2002

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE
(Concluded)

(1)	Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost-averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.
(2)	An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
(3)	Performance quoted reflects past performance and is no guarantee of future results. Yields quoted for money market funds most closely represent the fund’s current income.
(4)	Performance quoted is based on NAV, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price, for the Bond, Income, Alabama Tax-Free Income, Value and Growth Funds were 0.49%, 0.55%, 2.71%, (12.16)% and (21.69)%, respectively. The Bond, Income, and Alabama Tax-Free Income Funds’ maximum sales charge is 3.5%. The Value and Growth Funds have a maximum sales charge of 4.5%.
(5)	Income may be subject to the federal alternative minimum tax.

SOUTHTRUST FUNDS
INVESTMENT REVIEW

As is always the case, investors have many more questions than answers as they try to evaluate the current environment. Among the major uncertainties are:

•	Did we have a recession?

•	If so, is the recession over?

•	When will the Fed begin raising interest rates?

•	Will inflation return as a serious concern after two decades of disinflation?

•	Is the secular bull market for bonds over?

•	Has a new bull market for stocks started?

•	How long will the aftermath of the “tmt” (technology, media, telecom) bubble last?

We’ll give you our thoughts, but no one can forecast the bond and stock market with accuracy. What is most important is that investors take a “prudent” approach and follow through in a consistent, disciplined manner. Prudent investing, not speculating, is the key to long-term success for most individuals.

Economic Perspective

Last year’s recession was one of the smallest on record in terms of real Gross Domestic Product (“GDP”) contraction. We’re hearing more and more economists ask: “What recession?” Our suggestion is that these economists not ask too many Chief Financial Officers, because it was the worst in the post-war era for corporate profits. And profits are what the stock market and investing are all about. We’d hate to see what would have happened to margins if we had suffered a really severe recession. Since nearly everyone is fully invested, the assumption apparently is that we’ll get a huge surge in earnings over the next several quarters, just like we always do when the economy enters a recovery phase. Also assumed is that inflation will remain subdued and interest rates low, as they usually do. Which brings us back to the problem with the market today–These consensus expectations are very likely going to be challenged in the months ahead considering that:

•	Pent-up demand is miniscule;

•	Savings are low;

•	Debt is high everywhere;

•	There is still too much excess capacity in many industries;

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

•	The dollar remains overvalued;

•	Huge trade deficits are continuing, and the Far East is cheering on our economic recovery;

•	China is industrializing rapidly, and it has several times the population of Germany and Japan;

•	There’s been no change in the core Consumer Price Index in 18 months;

•	Commodity prices are rising;

•	Mounting pressures to clean up accounting practices will lower profit growth; and

•	Stock valuations are extended.

The primary concerns about economic prospects have been the staying power of the consumer and continued weakness in capital spending. Given that consumer spending held up so well throughout last year’s recession, despite their heavy debt burden, a key question for the economic expansion has been if the consumer can be counted on to keep spending. After all, the consumer sector now accounts for almost 70% of GDP. The latest numbers on consumer confidence should put any concerns along these lines to rest. The Conference Board’s consumer confidence index jumped to 110.2 in March from 95.0 in February, its largest one-month gain since March 1991, at the end of the last recession. The present situation index, a gauge of consumers’ assessment of current economic conditions, surged to 111.5 from 96.4 the prior month, the largest gain in 25 years. These robust numbers clearly reveal that the consumer has no intention of pulling back, at least for the time being. So, we can be assured that retail cash registers will keep ringing, providing strong support for final demand.

The other general anxiety about the recovery has been the investment side of the economy, excluding the well-expected rebound in inventory investment. However, the recent news here too has been most favorable and should alleviate any lingering concerns going forward. Non-defense capital goods orders, a leading indicator for capital expenditures, jumped 4.9% in February, following declines of 2.1% in January and 1.1% in December. Thus, even though there is a lot of excess capacity in a many industries, there should be enough new in technology and other sectors of business to encourage managements to make additional expenditures in order to take out costs and improve the productivity of their operations. So, capital spending, while not as dynamic a driver to the economy as during the late-1990s, will at least not be the spoil sport that takes away the upside to the near term recovery.

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

The really big question is why isn’t the stock market any higher than it was back in December and January when economic prospects were much murkier. After all, it’s conventional wisdom that the sweet spot for equities is the period from when the economy begins to emerge from recession until the Federal Reserve Board (the “Fed”) decides to begin to raise interest rates. But it hasn’t been this time.

There is no doubt that individuals are now more tied to the stock market than ever before, whether it is through personal investments, 401(k)’s or IRA’s. This makes the economy more tied to the investment markets, especially the stock market, than it has been in the past. If something was to cause a serious negative shock to the stock market, consumer confidence and spending could potentially be so impacted that a double dip recession is even possible. Barring such a disaster, the economic recovery has begun. While rebuilding inventories after record liquidation during last year’s fourth quarter may be the primary driver, government spending will continue to be a positive contributor. A better stock market by late 2002 could also help boost consumer spending making a solid, although sub par economic expansion the most probable forecast. With history as a guide inflation normally declines during the first year of an economic recovery and is unlikely to present a serious problem. However, given inflation’s current low level, the high level of complacency and lack of investor worries, inflation by late year could disappoint those relying heavily on history repeating itself and concern over higher costs may become a factor impacting investors.

Equity Review

Risks for the stock market are unusually high because investor expectations are so elevated. Investors now know how the cycle is supposed to work, and they’ve positioned themselves for a bull market. Therefore, anything that comes along and undermines this conviction poses a grave threat to the overall stock market. Some of the more obvious risks include:

•	An economic double dip;

•	The overvalued dollar comes under pressure;

•	Inflation accelerates unexpectedly;

•	Interest rates rise more that expected;

•	Serious setbacks develop in the war against terrorism; and

•	Corporate profits remain depressed.

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

The horrible events of September 11th set the stage for a new bull market. But the quick response by the Fed and recovery in consumer spending rallied stocks before valuations had come down to truly attractive levels. The current high valuations on stocks would by themselves retard potential returns, but now investors are facing serious questions over the reality and quality of corporate earnings. In the post-Enron environment the market is being very unforgiving to any company where investors have concerns. These worries then become exacerbated by the aggressive trading dominating today’s market. High debt lingering from the corporation acquisition spree of the late 1990’s combined with the creative accounting used to manage earnings is definitely working as a heavy anchor for stock prices. Even the bond rating agencies have started anticipating what they think will happen rather than basing ratings on current numbers. Worldcom and Tyco are two of the better known situations where companies with solid businesses, in no way resembling the fraud of Enron, have been brought to their knees by investor worries, heavy debt loads, and a barrage of negative media coverage.

There is no question that, as history suggests, the “tmt” (technology, media and telecom) bubble of the 1990’s will take years for the market to digest and investor returns from stocks are likely to be modest over the next decade. But, barring a major setback in the war against terrorism or the economy, stocks should begin a new bull market this year. The current consolidation in stock prices is healthy for long-term investors and creating opportunities in many large cap stocks. Small and mid-cap stocks, especially value stocks have done exceptionally well in recent years. Their strength is currently being fed by large flows of money going into small-cap mutual funds (especially value funds) resulting in strong buying demand for a relatively illiquid group of stocks. Investor demand for small-caps, is in a sense, creating the same self-fulfilling strength (although to a much smaller degree) as it did for “tmt” stocks.

The logical conclusion here being that chasing strong recent performance may not prove to be wise. The proliferation of hedge funds and active trading are magnifying the volatility of the market, but market forces are at work and opportunities are being created for prudent investors. As always “bear markets” are a good time for long-term investors to build quality, diversified portfolios and this is no exception. The bear market is not over, but it will end and those willing to move against the popular consensus are likely to once again be rewarded.

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

SouthTrust U.S. Treasury Money Market Fund

Money market investors over the past year continued to see a downward trend in short-term rates due to a dwindling economy and the events of September 11th. Between May 1st, 2001 and April 30th, 2002, the Fed cut the overnight lending rate seven times for a total of 2.75 percentage points. Consequently, yields on the 3-month and 2-year U.S. Treasuries declined 2.11 and 1.05 percentage points, respectively. Likewise, yields on overnight repurchase agreements fell from around 4.45 percent to around 1.80 percent, giving up almost 1.5 percentage points to 2-year U.S. Treasuries.

In response to declining interest rates, the fund began extending its maturity structure early in 2001 in order to obtain higher yields. Over the course of the year, the fund reached an average maturity of around 55 days primarily through the addition of T-bills and short-term U.S. Treasuries. Until the first quarter of 2002, the fund consisted of less than 30% overnight repurchase agreements. However, in response to the Fed’s change to a neutral bias in January, the fund began to increase allocation to overnight repurchase agreements and consequently shorten the average maturity of the fund. In anticipation of economic recovery, the fund maintains a shorter average maturity with an emphasis on overnight repurchase agreements.1

SouthTrust Income Fund

The 12 month reporting period ended April 30, 2002 presented a reversal in the economic outlook by investors. Beginning in November 2001, financial markets began to project a strong recovery, only to capitulate in April that the expected growth in the first quarter of 2002 would be as strong as projected. While the Fed did change their bias to neutral from weakness at their March meeting, they did not raise short-term rates as many market strategists had forecasted.

During the first five months of the period, the fixed income market began to incorporate, through higher yields, aggressive rate increases by the Fed. Yields on 2 and 5-year U.S. Treasuries ended the fiscal year at 3.2% and 4.4%, respectively. These yields are 0.8 – 0.9 percentage points higher than at the end of October 2001 but 0.4 – 0.5 percentage points lower than they were just 30 days prior when investors fully believed a robust recover was in place.

Performance of corporate bonds suffered during the past six months as the fallout from Enron spread to other sectors. Bonds of lower rated telecom, along

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

with other companies, who used debt to finance their rapid growth during the past decade were most negatively impacted. Illustrating the divergence in performance, 1-5 year bonds of AA – AAA rated companies returned +1.0% during the past six months while similar maturity bonds of A – BBB rated companies returned -0.1%. As of the end of April 30, 2002 several companies, that at the beginning of the year were well respected and among the 25 largest issuers of investment grade bonds, are fighting to retain their investment grade rating and investor confidence. These companies include WorldCom, Quest Communications, Sprint and Tyco International. In contrast to corporate bonds, mortgages were the best performing asset class with 0-5 year mortgages returning 1.3% during the reporting period as the sharp increase in interest rates removed the refinancing option of many homeowners.

The fund maintained an over allocation to corporate debt throughout the 12-month reporting period ending April 30, 2002 relative to its benchmark, the Merrill Lynch 1-5 Year Government/Corporate Index2. The fund benefited from its shift to defensive issuers, U.S. Treasury and mortgage securities. Unfortunately, the significant negative price movement of the fund’s holdings in telecom and other lower rated issuers offset the modest gains achieved by its increased allocation to Treasuries and mortgages.

The fund benefited from maintaining a shorter maturity structure than its benchmark through most of the past six months. Recently the fund has begun shifting to a maturity structure more similar to its benchmark as the economy is showing signs of slowing from its rapid growth in first quarter 2002. The fund anticipates adopting a barbell-maturity structure in the future when the Fed does begin to increase short-term rates in response to a strengthening economy.

SouthTrust Bond Fund

During 2001 the bond markets performed extremely well as the economy’s growth rate slowed and we entered into what many would describe as a mild recession. Profits weakened and business spending declined. In an effort to improve growth, the Fed lowered the federal funds target rate rate eleven times for a total of 475 basis points (4.75%), beginning in January and ending in December. Of course, during that time, the events of September 11th took center stage politically, economically, and socially. In all, it was quite a year. While December saw the end of this “easing” cycle, the bond markets have performed respectably during the first four months of 2002.

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

In terms of individual sector performance, the current rate environment impacted mortgages significantly, as they were the only sector to post positive returns through the first quarter of this year. On the other hand, corporate bonds outperformed modestly. Going forward, we view the corporate sector as having the most attractive total return potential. However, the Enron hangover continues to provide the corporate bond market with plenty of negative surprises. Selected industries or companies remain under suspicion, either by the SEC or by the investor base in general. Lowered growth rates and heavy debt loads have put a pall over the telecom sector. Revenue recognition policies of certain energy trading companies are downright wrong. Corporate bankruptcies continue. On the face of it, this cleansing process will provide an extremely positive backdrop for corporate bonds (and equities for that matter) in the future. We eagerly await that time, but continue to expect some pain in the short-term.

Our economic opinions have not changed since the beginning of this year. While the economic statistics have come in stronger than expected during the first quarter we expect growth to moderate over the next quarter. This should give the Fed some pause before raising rates later this year. Our forecast is for the Fed to begin its tightening cycle around the September time frame in 25 basis point increments. The Treasury markets abrupt sell off during the month of March puts us at fair value ranges currently. However, our enthusiasm is buffeted by the Fed’s impending rate hike later this year and thus, we still conclude that we are in an upwardly biased trading range over the course of the year.

For the twelve-month reporting period ending April 30, 2002, the Bond Fund returned 4.18% to shareholders at NAV. Going forward we would anticipate moderating our duration target between neutral and short depending on the upcoming economic statistics and continuing to overweight mortgage backed securities and corporate bonds.3

SouthTrust Alabama Tax-Free Income Fund

Stock market volatility plus concerns of a weakening economy helped drive solid returns from municipal bonds over the past twelve months. For the twelve-month reporting period ending April 30, 2002, the SouthTrust Alabama Tax-Free Income Fund provided a tax-free return of 6.44% to shareholders (non-Alabama residents may be subject to state taxes) at NAV. Municipal bond performance was particularly strong in the third quarter of 2001. A flight to quality in the aftermath of the terrorist bombings combined with investor concerns over the economic

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

recession caused interest rates on 5-year municipals to decline 50% during this reporting period. Since September 11, yields have generally moved higher in a volatile market. The escalating middle-east conflict and economic recovery have heightened inflationary concerns as higher energy costs helped move yields on municipal bonds higher. While higher yields have made tax-exempt bonds more attractive to investors, municipal bonds have also benefited as a relatively stable, high-quality alternative to the volatile stock market.

The performance of the SouthTrust Alabama Tax-Free Income Fund benefited in 2001 from strategic shifts increasing exposure to higher yielding and longer maturity securities. These actions have helped support the income stream of the fund. We continue to focus our management efforts on increasing the monthly income stream while attempting to limit principal fluctuation.

SouthTrust Value Fund

It’s been a wild ride for stock investors over the past two years. The Standard & Poor’s 500 Index (the “S&P 500”)4, which represents the standard for most large-cap stock investors fell 28% from it’s high on May 22, 2001 to its low last September. But that was only part of the 39% drop from the high in March of 2000. Value managers have at least had the luxury of doing much better than growth managers. The technology-heavy Nasdaq Index5 is down 20% over the past fiscal year (ended April 30, 2002), versus a total return of (12.62)% for the S&P 500. The SouthTrust Value Fund has been a strong performer, providing positive returns in both calendar years 2000 and 2001, but even our Value Fund has had a return of (8.04)% over the 12-month reporting period year ending April 30.

The first four months of 2002 have been difficult for stocks. The good news is the market’s continuing problems are helping to set the stage for a new bull market. During 2002, our Value Fund has struggled along with the market, providing a return of (4.26)% versus the (5.80)% return for the S&P 500.

Our comments are focused on this year because our performance was very strong through the end of 2001. This year has been unique in that selected stocks have been exceptionally strong, but many stocks, especially telecom and drug stocks, have fallen to multi-year lows. The Value Fund has been impacted by positions in those two sectors plus several other stocks that were down sharply. In the nervous post-Enron environment, a barrage of media stories negatively impacted our telecom and natural gas holdings along with our position in Tyco

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

International. Plus, several blue-chip drug stocks held in the fund have been hurt by worries over generic competition. While it is never comforting to own so many weak performers, it is our high level of conviction in many of these stocks that make us optimistic about prospects for the fund going forward. We’ve done our homework, analyzed and agonized over the numbers, and in most cases have concluded that significant buying opportunities have been created. Problem stocks, which tend to have been given up on by other investors, have played a major role in the fund’s past strong performance, as we believe they will in the future.

In a bear market, it’s easy to focus on the weak performers, but there have been some bright spots. Circuit City, which is also down so far this year, is up sharply since our purchases in late 2000 and the stock is up over 40% during the past year. Yum Brands, which owns and franchises quick services restaurants, has been a strong performer since our initial purchase in mid-2000 and is also up over 40% during the past year. Lowe’s Companies and Johnson & Johnson, long-term blue-chip holdings, were both up over 30% in the past 12 months. Our investments in several property casualty/reinsurance companies also proved to be well-timed and have done very well. If our analysis is right, many of the currently underperforming stocks may begin to perform better in the future.

We strongly believe that our disciplined/opportunistic value approach keeps the SouthTrust Value Fund well situated for the volatile and risky environment for stocks we continue to envision for 2002. Fundamental analysis and valuation should remain paramount to solid stock performance, as the excesses of the late 1990’s are likely to impact investors for years to come.

SouthTrust Growth Fund

For the twelve month reporting period ended April 30, 2002, the SouthTrust Growth Fund returned (18.00)% at NAV compared to a return of (12.62)% for the S&P 500.

Our approach to managing the fund centers around how we define growth companies. Growth companies produce sales gains at a premium to other companies. We believe they provide more consistent earnings patterns. We also believe they are more profitable and, as such, are able to fund future expansion. We seek financially strong companies with proven managements and business plans to enhance superior growth prospects. Since our approach focuses primarily on the

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Concluded)

industry leaders, the average weighted market cap of the stocks in the fund stood at $111 billion at April 30, 2002 or some 20% higher than that of the S&P 500.

The SouthTrust Growth Fund has faced a challenging environment over the past 12-month reporting period with a continued decided shift from mega-cap growth stocks (the largest of the large caps) to smaller company stocks. The top quintile by capitalization of the S&P 500 is underperforming the other quintiles meaningfully. The further down the capitalization scale one has focused stock selection, the better one’s relative returns have been. This is evidenced by the S&P 600 Smallcap and the S&P 400 Midcap Indices5 nearing record highs while the S&P 500 languishes at its lowest level since October, 2001, having retraced the gains of the previous six months. Despite the economic upturn, some of the mega-cap names have had disproportionately more earnings disappointments and accounting issues (so far more perceived than real). This has adversely impacted the company stock prices at General Electric, Microsoft, Citigroup, IBM, Tyco, and Bristol-Myers Squibb to name a few who are held in the Fund in meaningful size. This slump in large growth stocks runs counter to the late 90’s when gains by a few large company stocks drove performance of the major indices.

The fund continues to adhere to its discipline and approach and has found opportunity in a number of large cap growth companies that we feel declined to attractive price levels. We increased our weightings in names such as Dell Computer, Medtronic, and Walgreen while initiating positions in Amgen, QUALCOMM, and Southwest Airlines.

(1)	An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
(2)	The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index trading short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. Investments cannot be made in an index.
(3)	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
(4)	The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
(5)	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market. Investments cannot be made in an index.
(6)	The S&P 600 Smallcap Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap of the U.S. stock market. The S&P 400 Midcap Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Investments cannot be made in an index.

SOUTHTRUST INCOME FUND

Growth of a $10,000 Invested in SouthTrust Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Income Fund (the “Fund”) from January 10, 1996 (start of performance) to April 30, 2002, compared to the Merrill Lynch 1-5 Year Government/Corporate Index (“ML1-5GC”)†.

Average Annual Total Return For The Periods Ended April 30, 2002††
1 Year	0.55%
5 Years	5.03%
Start of Performance (1/10/1996)	4.61%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5GC has been adjusted to reflect reinvestment of dividends on securities in the index.
†	The ML1-5GC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.
††	Total return quoted reflects all applicable sales charges.

SOUTHTRUST BOND FUND

Growth of a $10,000 Invested in SouthTrust Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Bond Fund (the “Fund”) from May 8, 1992 (start of performance) to April 30, 2002, compared to the Lehman Brothers Government/Credit Index (“LBGCT”)†.

SouthTrust Bond Fund
LBGCT
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
$20,663
$17,569
5/8/92
4/30/93
4/30/94
4/30/95
4/30/96
4/30/97
4/30/98
4/30/99
4/30/00
4/30/01
4/30/2002

Average Annual Total Return For the Periods Ended April 30, 2002††
1 Year	0.49%
5 Years	5.40%
Start of Performance (5/8/1992)	5.87%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index.
†	The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.
††	Total return quoted reflects all applicable sales charges. The total returns and graph above are based on the original sales charge of 4.00%. On March 1, 1996, the sales charge on the SouthTrust Bond Fund changed to 3.50%.

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

Growth of a $10,000 Invested in SouthTrust Alabama Tax-Free Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Alabama Tax-Free Income Fund (the “Fund”) from April 30, 1992** to April 30, 2002, compared to the Lehman Brothers 5 Year Municipal Bond Index (“LB5MB”)† and the Lehman Brothers 1-10 year Blend Municipal Bond Index (“LB1-10BMB”).

SouthTrust Alabama Tax-Free Income Fund
LB5MB
LB1-10BMB
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$17,935
$16,867
$15,360
4/30/1992
4/30/1993
7/30/1993
4/30/1994
4/30/1995
4/30/1996
4/30/1997
4/30/1998
4/30/1999
4/30/2000
4/30/2001
4/30/2002

Average Annual Total Return For the Periods Ended April 30, 2002†††
1 Year	2.71%
5 Years	4.42%
10 Years	4.39%
Start of Performance (1/1/1989)	4.98%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB5MB and the LB1-10BMB have been adjusted to reflect reinvestment of dividends on securities in the index.
**	The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1992 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund’s anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
†	The LB5MB and the LB1-10BMB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The Advisor has elected to change the index from the LB5MB to the LB1-10BMB because it is more representative of the securities in which the Fund invests. Indexes are unmanaged.
††	For this illustration, the LB1-10BMB began its performance on July 30, 1993. The LB1-10BMB has been assigned a beginning value of $10,470, the value of the fund on July 30, 1993.
†††	Total return quoted reflects all applicable sales charges.

SOUTHTRUST VALUE FUND

Growth of a $10,000 Invested in SouthTrust Value Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Value Fund (the “Fund”) from May 8, 1992 (start of performance) to April 30, 2002, compared to the Standard & Poor’s 500 Index (“S&P 500”)†.

SouthTrust Value Fund
S&P 500
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$31,562
$28,282
5/8/92
4/30/93
4/30/94
4/30/95
4/30/96
4/30/97
4/30/98
4/30/99
4/30/00
4/30/01
4/30/2002

Average Annual Total Return For The Periods Ended April 30, 2002††
1 Year	(12.16)%
5 Years	8.05%
Start of Performance (5/8/1992)	10.98%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.
††	Total return quoted reflects all applicable sales charges. On March 1, 1996, the sales charge for SouthTrust Value Fund changed to 3.50%. The total returns and graph above are based on the original sales charge of 4.50%. Effective July 1, 1996, the sales charge for SouthTrust Value Fund was changed back to 4.50%

SOUTHTRUST GROWTH FUND

Growth of a $10,000 Invested in SouthTrust Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Growth Fund (the “Fund”) from April 30, 1992† to April 30, 2002, compared to the Standard & Poor’s 500 Index (“S&P 500”)††.

SouthTrust Growth Fund
S&P 500
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$31,907
$23,949
4/30/92
4/30/93
4/30/94
4/30/95
4/30/96
4/30/97
4/30/98
4/30/99
4/30/00
4/30/01
4/30/2002

Average Annual Total Return For The Periods Ended April 30, 2002†††
1 Year	(21.69)%
5 Years	4.59%
10 Years	9.13%
Start of Performance (1/1/1989)	10.92%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investors’ shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
†	The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1992 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund’s anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
††	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.
†††	Total return quoted reflects all applicable sales charges.

SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002

Principal Amount			Value
U.S. TREASURY OBLIGATIONS—38.8%
		U.S. TREASURY BILLS—30.2%
$75,000,000	(1)	1.724%, 5/2/2002	$74,996,441
25,000,000	(1)	1.761%, 5/2/2002	24,998,814
25,000,000	(1)	1.762%, 5/23/2002	24,973,569
25,000,000	(1)	1.762%, 5/30/2002	24,965,160
25,000,000	(1)	1.740%, 5/9/2002	24,990,500
25,000,000	(1)	1.743%, 6/13/2002	24,947,668
25,000,000	(1)	1.828%, 6/13/2002	24,947,669
100,000,000	(1)	1.820%, 6/6/2002	99,822,000
50,000,000	(1)	1.754%, 7/11/2002	49,830,882

		TOTAL	374,472,703

		U.S. TREASURY NOTES—8.6%
55,000,000		5.750%, 10/31/2002	56,021,316
50,000,000		6.625%, 5/31/2002	50,104,869

		TOTAL	106,126,185

TOTAL U.S. TREASURY OBLIGATIONS			480,598,888

REPURCHASE AGREEMENTS(2)—61.2%
185,000,000		Bear, Stearns and Co., 1.850%, dated 4/30/2002, due 5/1/2002	185,000,000
55,000,000		Dresdner Securities (USA), Inc., 1.850%, dated 4/30/2002, due 5/1/2002	55,000,000
206,885,000		Greenwich Capital Markets, Inc., 1.870%, dated 4/30/2002, due 5/1/2002	206,885,000
55,000,000		Lehman Brothers, Inc., 1.850%, dated 4/30/2002, due 5/1/2002	55,000,000
55,000,000		Morgan Stanley and Co., Inc., 1.830%, dated 4/30/2002, due 5/1/2002	55,000,000
200,000,000		Warburg Securities, 1.860%, dated 4/30/2002, due 5/1/2002	200,000,000

TOTAL REPURCHASE AGREEMENTS			756,885,000

TOTAL INVESTMENTS (at amortized cost)(3)			$1,237,483,888

(1)	Yield at date of purchase.
(2)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3)	Also represents cost for federal tax purposes.
Note:	The categories of investments are shown as a percentage of net assets ($1,237,925,524) at April 30, 2002.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002

Principal Amount			Value
Corporate Bonds—56.2%
		CHEMICALS—1.4%
$1,000,000		Praxair, Inc., Note, 6.15%, 4/15/2003	$1,030,257

		CONSUMER CYCLICAL—3.5%
500,000		Masco Corp., Note, 6.00%, 5/3/2004	514,726
750,000		Sysco Corp., Note, 4.75%, 7/30/2005	760,419
1,250,000		Target Corp., Note, 5.50%, 4/1/2007	1,268,431

		TOTAL	2,543,576

		CONSUMER NON-DURABLES—7.5%
1,800,000		Anheuser-Busch Cos., Inc., Note, 6.75%, 6/1/2005	1,805,377
1,000,000		Diageo Capital PLC, Company Guarantee, 6.625%, 6/24/2004	1,055,736
1,000,000	(1)	Kellogg Co., Note, 5.50%, 4/1/2003	1,019,249
900,000		Kraft Foods, Inc., Note, 4.625%, 11/1/2006	884,743
700,000		PepsiCo, Inc., Sr. Note, 4.50%, 9/15/2004	710,609

		TOTAL	5,475,714

		ENERGY—4.3%
1,000,000		Amoco Co., Company Guarantee, 6.25%, 10/15/2004	1,054,009
1,017,333		Chevron Texaco Corp., Deb., 8.11%, 12/1/2004	1,087,097
1,000,000		Conoco, Inc., Note, 5.90%, 4/15/2004	1,034,561

		TOTAL	3,175,667

		FINANCIAL SERVICES—24.5%
500,000	(1)	AIG SunAmerica Global Financial, Sr. Note, 5.85%, 8/1/2008	506,747
450,000		BellSouth Capital Funding Corp., Deb., 6.04%, 11/15/2026	462,725
1,125,000		British Columbia, Province of, Note, 4.625%, 10/3/2006	1,115,045
1,000,000		Countrywide Home Loans, Inc., Note, 5.25%, 5/22/2003	1,019,268
1,000,000		Countrywide Home Loans, Inc., Note, 5.25%, 6/15/2004	1,018,240

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount		Value
$700,000	Ford Motor Credit Co., Global Note, 6.875%, 2/1/2006	$709,690
500,000	Ford Motor Credit Co., Note, 6.70%, 7/16/2004	511,735
1,000,000	General Electric Capital Corp., Note, Series A, 6.80%, 11/1/2005	1,070,912
1,000,000	General Motors Acceptance Corp., Note, 6.625%, 10/1/2002	1,013,839
1,950,000	Household Finance Corp., Note, 7.00%, 8/1/2003	2,011,218
250,000	KeyBank, N.A., Sub. Note, 6.50%, 4/15/2008	246,981
873,000	Lehman Brothers Holdings, Inc., Note, 7.75%, 1/15/2005	940,595
1,000,000	Morgan Stanley, Dean Witter & Co., Sr. Note, 2.11%, 9/19/2003	1,000,318
100,000	Morgan Stanley, Dean Witter & Co., Note, 8.10%, 6/24/2002	100,854
1,000,000	NationsBank Corp., Sub. Note, 6.875%, 2/15/2005	1,061,079
1,475,000	Tyco Capital Corp., Sr. Note, 7.50%, 11/14/2003	1,479,064
1,500,000	USA Education, Inc., Sr. Note, 2.27%, 6/16/2004	1,502,517
750,000	Washington Mutual Financial Corp., Sr. Note, 5.85%, 1/27/2004	771,831
1,000,000	Wells Fargo Co., Sub. Note, 7.125%, 8/15/2006	1,072,086
200,000	Wells Fargo Financial, Inc., Sr. Note, 6.125%, 8/1/2003	207,284

	TOTAL	17,822,028

	HEALTH CARE—1.0%
750,000	Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006	743,507

	RETAIL TRADE—0.6%
400,000	Safeway, Inc., Note, 6.05%, 11/15/2003	412,591

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount		Value
	TECHNOLOGY—4.0%
$1,000,000	International Business Machines Corp., Deb., 6.22%, 8/1/2027	$1,051,567
750,000	Sun Microsystems, Inc., Sr. Note, 7.35%, 8/15/2004	781,982
1,000,000	United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004	1,062,828

	TOTAL	2,896,377

	TELECOMMUNICATIONS—6.5%
1,000,000	Citizens Communications Co., Note, 8.50%, 5/15/2006	1,049,777
200,000	BellSouth Telecommunications, Inc., Note, 6.375%, 6/15/2004	209,920
700,000	Sprint Capital Corp., Note, 6.00%, 1/15/2007	640,959
1,000,000	U.S. West Communications, Inc., Unsecd. Note, 6.375%, 10/15/2002	982,690
1,250,000	Verizon Global Funding, Note, 6.75%, 12/1/2005	1,290,250
1,000,000	WorldCom, Inc., Note, 6.50%, 5/15/2004	590,285

		4,763,881

	UTILITIES—2.9%
1,000,000	Alabama Power Co., Sr. Note, 5.49%, 11/1/2005	1,019,357
1,055,000	West Penn Power Co., Medium Term Note, 5.66%, 9/23/2002	1,066,254

	TOTAL	2,085,611

TOTAL CORPORATE BONDS (identified cost $40,605,788)		40,949,209

GOVERNMENT AGENCIES—17.2%
	FEDERAL HOME LOAN BANK—1.4%
1,000,000	6.00%, 8/15/2002	1,011,361

	FEDERAL HOME LOAN MORTGAGE CORPORATION—2.8%
677,525	5.50%, 1/1/2014	683,375
565,173	6.50%, 1/15/2006	588,345
130,750	6.50%, 9/15/2021	131,541

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount or Shares		Value
$25,410	7.00%, 8/1/2003	$25,652
584,878	7.50%, 2/1/2023	617,924

	TOTAL	2,046,837

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—9.7%
1,750,000	5.50%, 5/2/2006	1,787,816
1,243,937	5.50%, 2/1/2009	1,271,338
1,500,000	6.00%, 12/15/2005	1,578,030
1,403,176	6.00%, 11/1/2014	1,438,534
739,094	6.50%, 8/1/2013	766,498
253,499	6.85%, 6/25/2021	257,707

	TOTAL	7,099,923

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—3.3%
712,585	7.00%, 9/15/2008	755,365
984,935	7.00%, 2/15/2009	1,037,875
580,938	7.50%, 12/15/2022	616,696

	TOTAL	2,409,936

TOTAL GOVERNMENT AGENCIES (identified cost $12,349,473)		12,568,057

U.S. TREASURY OBLIGATIONS—24.1%
	U.S. TREASURY NOTES—24.1%
1,000,000	3.250%, 12/31/2003	1,005,040
5,000,000	3.625%, 8/31/2003	5,066,020
1,000,000	3.875%, 7/31/2003	1,016,915
6,650,000	4.625%, 5/15/2006	6,740,658
3,500,000	5.875%, 11/15/2004	3,694,215

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $17,407,168)		17,522,848

MUTUAL FUND—1.0%
708,774	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	708,774

TOTAL INVESTMENTS (identified cost $71,071,203)(2)		$71,748,888

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Concluded)

(1)	Denotes a restricted security which is subject to restrictions on resale under federal laws. These securities have been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At April 30, 2002, these securities amounted to $1,525,996 which represents 2.1% of net assets.
(2)	The cost of investments for generally accepted accounting principles (“GAAP”) is $71,071,203. The cost of investments for federal tax purposes is $71,257,873. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $491,015, which is comprised of $1,273,989 appreciation and $782,974 depreciation at April 30, 2002.
Note:	The categories of investments are shown as a percentage of net assets ($72,862,911) at April 30, 2002.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002

Principal Amount		Value
CORPORATE BONDS—51.8%
	BANKING—4.8%
$2,000,000	BB&T Corp., Sub. Note, 7.25%, 6/15/2007	$2,164,188
2,000,000	Bank One Corp., Note, 6.00%, 8/1/2008	2,026,116
2,500,000	Bank of New York Co., Inc., Sub. Note, 8.50%, 12/15/2004	2,768,628

	TOTAL	6,958,932

	CHEMICALS—1.4%
2,000,000	Praxair, Inc., Note, 6.15%, 4/15/2003	2,060,514

	COMMERCIAL SERVICES—1.4%
2,000,000	Equifax, Inc., Sr. Note, 6.50%, 6/15/2003	2,064,520

	COMMUNICATIONS—3.5%
1,000,000	Citizens Communications, Co., Note, 8.50%, 5/15/2006	1,049,777
2,000,000	MCI Worldcom, Inc., Note, 8.25%, 5/15/2031	881,432
3,000,000	Verizon Global Funding Corp., Note, 6.75%, 12/1/2005	3,096,600

	TOTAL	5,027,809

	CONSUMER CYCLICAL—2.1%
1,000,000	Masco Corp., Unsecd. Note, 6.00%, 5/3/2004	1,029,452
2,000,000	Sysco Corp., Note, 4.75%, 7/30/2005	2,027,784

	TOTAL	3,057,236

	CONSUMER DURABLES—0.8%
1,000,000	Fortune Brands, Inc., Deb., 7.875%, 1/15/2023	1,120,023

	CONSUMER STAPLES—4.6%
2,000,000	AOL Time Warner, Inc., Bond, 7.625%, 4/15/2031	1,872,006
1,000,000	Colgate-Palmolive Co., Note, Series E, 5.98%, 4/25/2012	1,009,369
1,000,000	Kraft Foods, Inc., Note, 4.625%, 11/1/2006	983,048
1,250,000	PepsiCo, Inc., Note, 4.50%, 9/15/2004	1,268,945
1,500,000	Sara Lee Corp., Note, 6.25%, 9/15/2011	1,515,771

	TOTAL	6,649,139

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount			Value
		FINANCIAL SERVICES—19.4%
$1,500,000	(1)	AIG SunAmerica Global Financial, Sr. Note, 5.85%, 8/1/2008	$1,520,240
1,000,000		British Columbia, Province of, Note, 4.625%, 10/3/2006	991,151
4,800,000		Citigroup, Inc., Sub. Unsecd. Note, 5.75%, 5/10/2006	4,935,091
2,240,000		Countrywide Home Loans, Inc., Company Guarantee, 6.25%, 4/15/2009	2,249,092
1,000,000		EOP Operating LP, Sr. Note, 7.00%, 7/15/2011	1,006,625
800,000		Ford Motor Co., Deb., 6.375%, 2/1/2029	665,534
500,000		Ford Motor Credit Co., Note, 6.70%, 7/16/2004	511,735
2,000,000		Ford Motor Credit Co., Note, 6.875%, 2/1/2006	2,027,686
1,000,000		GE Capital Mortgage Services, Inc., Series 1999-6, Class 1A2, 6.35%, 5/25/2029	1,024,895
2,000,000		General Electric Capital Corp., Note, 6.80%, 11/1/2005	2,141,824
1,250,000		General Electric Capital Corp., Note, Series MTN, 6.75%, 3/15/2032	1,238,201
1,000,000		Goldman Sachs Group, Inc., Sr. Note, 6.60%, 1/15/2012	995,633
1,500,000		Household Finance Corp., Note, 6.75%, 5/15/2011	1,490,463
1,300,000		Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007	1,448,819
2,800,000		Tyco Capital Corp., Sr. Note, 7.50%, 11/14/2003	2,807,714
2,000,000		Morgan Stanley, Dean Witter & Co., Unsub., 6.75%, 4/15/2011	2,023,268
850,000		Wells Fargo & Co., Sub. Note, 4.80%, 7/29/2005	856,566

		TOTAL	27,934,537

		RETAIL TRADE—1.5%
2,000,000		Safeway, Inc., Deb., 7.25%, 2/1/2031	2,067,282

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount			Value
		TECHNOLOGY—8.2%
$1,000,000		Apache Corp., Note, 6.25%, 4/15/2012	$1,006,188
1,000,000		Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006	991,343
1,000,000		Computer Sciences Corp., 7.375%, 6/15/2011	1,057,182
2,000,000		Merck & Co., Inc., Note, Series MTN, 4.125%, 1/18/2005	2,011,486
4,000,000		Quebec, Province of, Deb., 7.50%, 9/15/2029	4,481,908
1,000,000	(1)	Qwest Capital Funding, Note, 7.25%, 2/15/2011	726,700
1,500,000		Sun Microsystems, Inc., Sr. Unsecd. Note, 7.35%, 8/15/2004	1,563,963

		TOTAL	11,838,770

		UTILITIES—4.1%
2,000,000		Dominion Resources, Inc., Sr. Sub Note, 7.625%, 7/15/2005	2,146,112
2,000,000		Progress Energy, Inc., Sr. Note, 5.85%, 10/30/2008	1,959,910
2,000,000		Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007	1,831,312

		TOTAL	5,937,334

TOTAL CORPORATE BONDS (identified cost $74,286,558)			74,716,096

GOVERNMENT AGENCIES—29.0%
		FEDERAL HOME LOAN BANK—5.1%
5,000,000		4.875%, 4/16/2004	5,139,720
2,000,000		7.03%, 7/14/2009	2,184,436

		TOTAL	7,324,156

		FEDERAL HOME LOAN MORTGAGE CORPORATION—7.5%
1,000,000		6.25%, 3/5/2012	994,330
1,944,242		6.50%, 12/1/2031	1,971,764
4,500,000		7.00%, 7/15/2005	4,872,289
2,619,945		7.00%, 12/1/2031	2,704,983
303,322		9.50%, 2/15/2020	323,655

		TOTAL	10,867,021

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount			Value
		FEDERAL NATIONAL MORTGAGE ASSOCIATION—12.7%
$2,900,000		4.625%, 5/15/2003	$2,957,983
5,000,000		5.625%, 5/14/2004	5,199,545
2,963,684		6.00%, 12/1/2008	3,018,997
2,023,163		6.00%, 12/1/2012	2,076,973
3,916,603		6.50%, 4/1/2031	3,968,937
1,000,000		6.625%, 11/15/2030	1,047,923

		TOTAL	18,270,358

		GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—3.7%
984,934		7.00%, 2/15/2009	1,037,875
3,516,164		7.00%, 11/15/2029	3,636,223
640,195		8.00%, 2/15/2030	678,358

		TOTAL	5,352,456

TOTAL GOVERNMENT AGENCIES (identified cost $40,931,538)			41,813,991

U.S. TREASURY OBLIGATIONS—17.4%
		U.S. TREASURY BONDS—11.8%
1,000,000	(2)	6.25%, 8/15/2023	1,062,032
4,000,000	(2)	7.50%, 11/15/2016	4,747,032
3,000,000	(2)	7.875%, 2/15/2021	3,738,633
3,650,000	(2)	8.00%, 11/15/2021	4,623,273
2,260,000	(2)	8.125%, 8/15/2019	2,860,491

		TOTAL	17,031,461

		U.S. TREASURY NOTES—5.6%
1,500,000	(2)	3.25%, 12/31/2003	1,507,560
1,000,000	(2)	5.00%, 8/15/2011	992,735
1,000,000	(2)	5.50%, 5/15/2009	1,036,719
4,125,000	(2)	7.25%, 5/15/2004	4,449,200

		TOTAL	7,986,214

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $24,387,182)			25,017,675

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Concluded)

Shares		Value
MUTUAL FUND—0.1%
178,020	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	$178,020

TOTAL INVESTMENTS (identified cost $139,783,298)(3)		$141,725,782

(1)	Denotes a restricted security which is subject to restrictions on resale under federal laws. These securities have been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At April 30, 2002, these securities amounted to $2,246,940 which represents 1.6% of net assets.
(2)	Certain principal amounts on loan to broker.
(3)	The cost of investments for federal tax purposes is $139,976,410. The net unrealized appreciation of investments on a federal tax basis amounts to $1,749,372, which is comprised of $3,609,968 appreciation and $1,860,596 depreciation at April 30, 2002.
Note:	The categories of investments are shown as a percentage of net assets ($144,180,418) at April 30, 2002.

The following acronym is used throughout this portfolio:

MTN—Medium Term Note

See Notes which are an integral part of the Financial Statements

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002

Principal Amount		Credit Rating(1)	Value
LONG-TERM MUNICIPALS—97.1%
	ALABAMA—96.1%
$1,020,000	Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25% (AMBAC INS)/(Original Issue Yield: 4.85%), 9/1/2007	AAA	$1,103,966
475,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bonds, 4.60% (AMBAC INS), 8/15/2009	AAA	491,844
960,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bonds, 4.70% (AMBAC INS), 8/15/2011	AAA	985,843
875,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bonds, 5.125% (AMBAC INS)/(Original Issue Yield: 5.22%), 8/15/2016	AAA	896,674
1,230,000	Alabama Drinking Water Finance Authority, Revenue Bonds, Series A, 4.65% (AMBAC INS)/(Original Issue Yield: 4.75%), 8/15/2011	AAA	1,270,713
500,000	Alabama Incentives Financing Authority, Series A, 6.00% (AMBAC INS)/(Original Issue Yield: 6.20%), 10/1/2029	AAA	535,205
500,000	Alabama Industrial Access Road and Bridge Corp., Revenue Bonds, 4.90% (Original Issue Yield: 5.00%), 6/1/2005	A1	526,215
500,000	Alabama Private Colleges & Universities Facilities Authority, Series A, Revenue Bonds, 4.90% (FGIC INS), 7/1/2005	AAA	529,205
500,000	Alabama Public Health Care Authority Management, Revenue Bonds, 6.00% (MBIA INS), 10/1/2025	AAA	520,260

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount		Credit Rating(1)	Value
$1,000,000	Alabama Special Care Facilities Finance Authority, Series A, 5.00% (Charity Obligated Group), 11/1/2019	AAA	$1,009,520
500,000	Alabama State Board Education, Revenue Bonds, 5.00% (Shelton State Community College)/(MBIA INS), 10/1/2006	AAA	535,885
1,000,000	Alabama State IDA, Special Tax Refunding Bonds, 5.00% (Original Issue Yield: 5.05%), 11/1/2003	A2	1,039,290
1,165,000	Alabama State Public School & College Authority, Revenue Bonds, Series A, 5.00%, 2/1/2012	AA	1,225,184
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, Series C, 5.75%, 7/1/2017	AA	1,068,230
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, Series C, 5.00% (FSA INS), 5/1/2012	AAA	1,053,740
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, 4.75% (Original Issue Yield: 4.85%), 11/1/2006	Aa3	1,058,730
1,000,000	Alabama State, Series A, 5.00% (Original Issue Yield: 4.49%), 6/1/2012	AA	1,051,880
1,410,000	Alabama State, Series C, 5.25% (Parks Systems Improvement Corp.), 6/1/2009	AA	1,532,726
300,000	Alabama Water PCA, Series A, Revenue Bonds, 4.75% (AMBAC INS), 8/15/2010	AAA	310,089
700,000	Alabama Water PCA, Series A, Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.60%), 8/15/2015	AAA	705,145

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount		Credit Rating(1)	Value
$1,000,000	Alabama Water PCA, Revenue Refunding Bonds, 5.50% (AMBAC INS)/(Original Issue Yield: 5.15%), 8/15/2008	AAA	$1,100,090
1,000,000	Alabama Water PCA, Revenue Refunding Bonds, 4.75% (AMBAC INS), 8/15/2005	AAA	1,055,890
500,000	Anniston, AL, Waterworks & Sewer Board, 5.35% (AMBAC INS)/(Original Issue Yield: 5.40%), 6/1/2014	AAA	525,090
1,110,000	Auburn University, AL, Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 4.45%), 6/1/2010	AAA	1,174,702
500,000	Auburn, AL, GO Unlimited Warrants, 4.75%, 12/1/2008	AA-	528,895
500,000	Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009	AA-	524,985
1,000,000	Birmingham, AL, Baptist Medical Center Special Care Facilities, Revenue Refunding Bonds, 5.80%, (MBIA INS)/(Original Issue Yield: 5.98%), 11/15/2016	AAA	1,056,640
750,000	Birmingham-Carraway, AL, Special Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, 5.875% (Connie Lee LOC)/(Original Issue Yield: 6.00%), 8/15/2015	AAA	798,090
500,000	Birmingham-Jefferson, AL, Civic Center Authority, Series A, 4.375% (FSA INS)/(Original Issue Yield: 4.43%), 1/1/2011	AAA	507,550
500,000	East Central, AL, IDA Refunding Revenue Bonds, 5.35% (AMBAC INS)/(Original Issue Yield: 5.414%), 9/1/2014	AAA	522,025

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount		Credit Rating(1)	Value
$50,000	Hartselle, AL Medical Clinic Board, Revenue Bonds, 6.25% (Hospital Corporation America), 10/1/2002 Escrowed to Maturity	NR	$50,915
1,615,000	Homewood, AL, GO UT, Warrants, 5.00% (Original Issue Yield: 4.66%), 9/1/2016	AA-	1,636,366
750,000	Huntsville, AL, Health Care Authority, Revenue Refunding Bonds, Series A, 5.00% (MBIA INS)/(Original Issue Yield: 5.05%), 6/1/2009	AAA	787,793
1,000,000	Huntsville, AL, Water Systems, Revenue Refunding Bonds, 4.625%, 11/1/2006	AA	1,056,640
1,000,000	Huntsville, AL, Warrants, Series A, 5.00% (Original Issue Yield: 5.20%), 2/1/2007	AA	1,048,670
1,000,000	Huntsville, AL, Warrants, Series D, 5.25% (Original Issue Yield: 4.30%), 11/1/2009	AA	1,084,360
340,000	Huntsville, AL, GO LT Warrants, Series C, 5.875% (Original Issue Yield: 6.35%), 11/1/2015	AA	351,584
250,000	Jefferson County, AL, Board of Education, School Improvements, 5.35% (AMBAC INS)/(Original Issue Yield: 5.35%), 2/15/2008	AAA	261,675
1,000,000	Jefferson County, AL, GO UT, Warrants, 5.20% (FSA INS)/(Original Issue Yield: 5.30%), 2/15/2012	AAA	1,059,330
500,000	Jefferson County, AL, GO Unlimited Warrants, 5.25% (Original Issue Yield: 5.45%), 4/1/2008	AA-	518,555
750,000	Jefferson County, AL, Sewer, Revenue Refunding Warrants, Series D, 5.75% (Original Issue Yield: 5.83%), 2/1/2027	AAA	774,870

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount		Credit Rating (1)	Value
$1,000,000	Jefferson County, AL, Sewer, Revenue Refunding Warrants, 5.50% (MBIA INS)/(Original Issue Yield: 5.60%), 9/1/2005	AAA	$1,054,350
500,000	Lauderdale County & Florence, AL Health Care Authority, Series A, 6.00% (MBIA INS)/(Original Issue Yield: 5.20%), 7/1/2013	AAA	551,885
500,000	Madison County, AL, Board of Education, Refunding TAW, 5.20% (FSA INS), 3/1/2015	AAA	521,325
500,000	Madison County, AL, Board of Education, Refunding TAW, Series B, 4.625% (FSA INS)/(Original Issue Yield: 4.65%), 3/1/2011	AAA	510,600
1,000,000	Madison, AL, GO Unlimited Warrants, 6.00% (MBIA INS)/(Original Issue Yield: 6.10%), 4/1/2023	AAA	1,079,420
1,000,000	Mobile County, AL Board of School Commissioners, Warrants, Series B, 5.00% (AMBAC INS), 3/1/2006	AAA	1,064,750
1,580,000	Mobile County, AL Board of School Commissioners, GO Unlimited Warrants, Series B, 5.00% (AMBAC INS)/(Original Issue Yield: 4.67%), 3/1/2013	AAA	1,644,575
700,000	Mobile, AL Water & Sewer Commissioners, Revenue Bonds, 5.25% (FGIC INS)/(Original Issue Yield: 4.63%), 1/1/2015	AAA	734,314
600,000	Mobile, AL Water & Sewer Commissioners, Revenue Bonds, 5.25% (FGIC INS)/(Original Issue Yield: 4.74%), 1/1/2016	AAA	624,185
1,000,000	Mobile, AL Water & Sewer Commissioners, Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield: 3.98%), 1/1/2009	AAA	1,064,910

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount		Credit Rating (1)	Value
$350,000	Mobile, AL, GO Unlimited Warrants, 5.50% (AMBAC INS)/(Original Issue Yield: 5.67%), 2/15/2014	AAA	$375,400
470,000	Montgomery County, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Bonds, Series C, 5.20% (Original Issue Yield: 5.10%), 9/1/2009	AAA	501,128
1,000,000	Montgomery County, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.20% (Baptist Medical Center, AL)/(AMBAC INS)/(Original Issue Yield: 5.30%), 5/1/2013	AAA	1,046,810
1,250,000	Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (AMBAC INS), 2/1/2009	AAA	1,307,875
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS), 6/1/2008	AAA	536,695
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS)/(Original Issue Yield: 5.25%), 6/1/2010	AAA	530,045
500,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 4.60% (MBIA INS)/(Original Issue Yield: 4.65%), 6/1/2008	AAA	522,895
1,000,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, Series C, 4.60% (Original Issue Yield: 4.70%), 10/1/2004	AA-	1,045,000

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Principal Amount or Shares		Credit Rating(1)	Value
$500,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.50%), 10/1/2014	AAA	$504,430
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.55%, (Original Issue Yield: 5.70%), 1/1/2015	AA-	1,069,380
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.75%, (Original Issue Yield: 5.90%), 1/1/2019	AA-	1,060,060
1,000,000	University of Alabama, Revenue Bonds, Series A, 5.40% (MBIA INS)/(Original Issue Yield: 5.55%), 9/1/2013	AAA	1,066,120
500,000	Wilsonville, AL, IDB, Revenue Bonds, Series A, 4.20% (AMBAC INS)/(Original Issue Yield: 4.20%), 6/1/2019	AAA	504,735
500,000	Wilsonville, AL, IDB, Alabama Power Company (Gaston Plant), Series A, 5.50% (MBIA INS)/(Original Issue Yield: 5.499%), 1/1/2024	AAA	500,055

	TOTAL		53,296,001

	PUERTO RICO—1.0%
500,000	Puerto Rico, Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS), 7/1/2009	AAA	539,235

TOTAL LONG-TERM MUNICIPALS (identified cost $52,391,565)			53,835,236

MUTUAL FUND—1.6%
920,955	Federated Alabama Municipal Cash Trust Fund (at net asset value)		920,955

TOTAL INVESTMENTS (identified cost $53,312,520)(2)			$54,756,191

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Concluded)

(1)	Please refer to “Investment Ratings” in the Statement of Additional Information for an explanation of the credit ratings. Investment Ratings are unaudited.
(2)	The cost of investments for GAAP is $53,312,520. Cost for federal tax purposes is $53,265,836. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $1,490,355, which is comprised of $1,559,747 appreciation and $69,392 depreciation at April 30, 2002.
Note:	The categories of investments are shown as a percentage of net assets ($55,456,281) at April 30, 2002.

The following acronyms are used throughout this portfolio:
AMBAC—American Municipal Bond Assurance Corporation
FGIC—Financial Guaranty Insurance Company
FSA—Financial Security Assurance
GO—General Obligation
IDA—Industrial Development Authority
IDB—Industrial Development Bond
INS—Insured
LOC—Letter of Credit
LT—Limited Tax
MBIA—Municipal Bond Investors Assurance
PCA—Pollution Control Authority
TAW—Tax Anticipation Warrant
UT—Unlimited Tax

See Notes which are an integral part of the Financial Statements

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002

Shares			Value
COMMON STOCKS—97.8%
		CONSUMER DISCRETIONARY—13.5%
250,000	(1)	AOL Time Warner, Inc.	$4,755,000
310,000		Circuit City Stores, Inc.	6,683,600
125,000		Interpublic Group Cos., Inc.	3,860,000
130,000	(1)	Jones Apparel Group, Inc.	5,063,500
175,000		Lowe’s Cos., Inc.	7,400,750
315,000		Penney (J.C.) Co., Inc.	6,848,100
150,000	(1)	Tricon Global Restaurants, Inc.	9,459,000

		TOTAL	44,069,950

		CONSUMER STAPLES—2.1%
200,000		CVS Corp.	6,696,000

		ENERGY—8.6%
85,000		Anadarko Petroleum Corp.	4,574,700
75,000		Chevron Texaco Corp.	6,503,250
230,000		Conoco, Inc., Class B	6,451,500
100,000		Halliburton Co.	1,699,000
80,000		Transocean Offshore, Inc.	2,840,000
200,000		Marathon Oil Corp.	5,812,000

		TOTAL	27,880,450

		FINANCE—24.8%
185,000		Ace, Ltd.	8,051,200
135,000		Ambac Financial Group, Inc.	8,486,100
100,000		Freddie Mac	6,535,000
175,000		FleetBoston Financial Corp.	6,177,500
100,000		Household International, Inc.	5,829,000
162,500		J.P. Morgan Chase & Co.	5,703,750
160,000		John Hancock Financial Services, Inc.	6,176,000
130,000		PartnerRe Ltd.	7,017,400
225,000		U.S. Bancorp	5,332,500
150,000		Wachovia Corp.	5,706,000
220,000		Washington Mutual, Inc.	8,300,600
80,000		XL Capital Ltd., Class A	7,548,000

		TOTAL	80,863,050

		HEALTH CARE—10.8%
120,000		Abbott Laboratories	6,474,000
85,000		Bristol-Myers Squibb Co.	2,448,000

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Shares			Value
100,000		Johnson & Johnson	$6,386,000
135,000		Pfizer, Inc.	4,907,250
165,000		Pharmacia Corp.	6,802,950
170,000		Schering-Plough Corp.	4,641,000
75,000		Universal Health Services, Inc., Class B	3,491,250

		TOTAL	35,150,450

		INDUSTRIALS—14.0%
400,000	(1)	Cendant Corp.	7,196,000
247,336	(1)	eFunds Corp.	3,932,642
80,000		First Data Corp.	6,359,200
179,062		Honeywell International, Inc.	6,567,994
200,000		Masco Corp.	5,620,000
450,000		Tyco International Ltd.	8,302,500
110,000		United Technologies Corp.	7,718,700

		TOTAL	45,697,036

		INFORMATION TECHNOLOGY—10.5%
245,000		Harris Corp.	8,871,450
65,000		International Business Machines Corp.	5,444,400
700,000	(1)	Lucent Technologies, Inc.	3,220,000
200,000	(1)	SunGuard Data Systems, Inc.	5,952,000
160,000	(1)	Symantec Corp.	5,665,600
385,000	(1)	Unisys Corp.	5,197,500

		TOTAL	34,350,950

		TELECOMMUNICATIONS—6.5%
225,000		AT&T Corp.	2,952,000
90,000		ALLTEL Corp.	4,455,000
450,000		Qwest Communications International, Inc.	2,263,500
55,000		Telephone and Data System, Inc.	4,730,000
168,360		Verizon Communications	6,752,920

		TOTAL	21,153,420

		UTILITIES—7.0%
188,800		El Paso Corp.	7,552,000
475,000	(1)	NRG Energy, Inc.	5,947,000

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Concluded)

Shares		Value
250,000	Williams Cos., Inc. (The)	$4,775,000
175,000	Xcel Energy, Inc.	4,450,250

	TOTAL	22,724,250

TOTAL COMMON STOCKS (identified cost $257,540,823)		318,585,556

MUTUAL FUND—2.9%
9,545,585	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	9,545,585

TOTAL INVESTMENTS (identified cost $267,086,408)(2)		$328,131,141

(1)	Non-income producing security.
(2)	The cost of investments for federal tax purposes is $267,147,084. The net unrealized appreciation of investments on a federal tax basis amounts to $60,984,057, which is comprised of $76,348,493 appreciation and $15,364,436 depreciation at April 30, 2002.
Note:	The categories of investments are shown as a percentage of net assets ($325,964,981) at April 30, 2002.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002

Shares			Value
COMMON STOCKS—99.9%
		CONSUMER DISCRETIONARY—18.2%
67,500	(1)	AOL Time Warner, Inc.	$1,283,850
24,500	(1)	Best Buy Co., Inc.	1,821,575
41,500		Costco Wholesale Corp.	1,668,300
35,000		Disney (Walt) Co.	811,300
62,500		Home Depot, Inc.	2,898,125
35,000	(1)	Staples, Inc.	698,950
28,500		Target Corp.	1,244,025
47,500		Wal-Mart Stores, Inc.	2,653,350

		TOTAL	13,079,475

		CONSUMER STAPLES—10.2%
18,500		Anheuser-Busch Cos., Inc.	980,500
20,000		Coca-Cola Co.	1,110,200
19,500		Colgate-Palmolive Co.	1,033,695
25,000		PepsiCo, Inc.	1,297,500
25,000		Sysco Corp.	725,250
57,500		Walgreen Co.	2,171,775

		TOTAL	7,318,920

		ENERGY—2.9%
37,500		Schlumberger Ltd.	2,053,125

		FINANCE—17.6%
37,500		Aflac, Inc.	1,121,250
35,000		American International Group, Inc.	2,419,200
35,000		Bank of New York Co., Inc.	1,280,650
16,000		Chubb Corp.	1,227,200
56,500		Citigroup, Inc.	2,446,450
20,000		Freddie Mac	1,307,000
27,500		Federal National Mortgage Association	2,170,575
10,500		SunTrust Banks, Inc.	713,790

		TOTAL	12,686,115

		HEALTH CARE—17.7%
32,500	(1)	Amgen, Inc.	1,718,600
14,500		Bristol-Myers Squibb Co.	417,600
35,000		Johnson & Johnson	2,235,100
21,250		Lilly (Eli) & Co.	1,403,563
56,000		Medtronic, Inc.	2,502,640

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Continued)

Shares			Value
20,000		Merck & Co., Inc.	$1,086,800
92,000		Pfizer, Inc.	3,344,200

		TOTAL	12,708,503

		INDUSTRIALS—9.3%
14,000		3M Co.	1,761,200
85,000		General Electric Co.	2,681,750
63,000		Southwest Airlines Co.	1,147,230
61,500		Tyco International Ltd.	1,134,675

		TOTAL	6,724,855

		INFORMATION TECHNOLOGY—19.0%
75,000	(1)	Cisco Systems, Inc.	1,098,750
67,500	(1)	Dell Computer Corp.	1,777,950
70,000		Intel Corp.	2,002,700
22,500		International Business Machines Corp.	1,884,600
62,500	(1)	Microsoft Corp.	3,266,250
62,500		Nokia Oyj, ADR	1,016,250
28,500	(1)	QUALCOMM, Inc.	859,560
90,000	(1)	Sun Microsystems, Inc.	736,200
32,500		Texas Instruments, Inc.	1,005,224

		TOTAL	13,647,484

		TELECOM SERVICES—5.0%
41,500		Alltel Corp.	2,054,250
31,750		Verizon Communications	1,273,493
122,500	(1)	Worldcom, Inc.	303,678

		TOTAL	3,631,421

TOTAL COMMON STOCKS (identified cost $64,511,059)			71,849,898

MUTUAL FUND—0.0%
19,801		AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	19,801

TOTAL INVESTMENTS (identified cost $64,530,860)(2)			$71,869,699

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Concluded)

(1)	Non-income producing security.
(2)	The cost of investments for federal tax purposes is $64,641,902. The net unrealized appreciation of investments on a federal tax basis amounts to $7,227,797, which is comprised of $18,772,604 appreciation and $11,544,807 depreciation at April 30, 2002.
Note:	The categories of investments are shown as a percentage of net assets ($71,903,908) at April 30, 2002.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2002

	U.S. Treasury Money Market Fund	Income Fund		Bond Fund
Assets:
Investments in repurchase agreements	$756,885,000	$—		$—
Investments in securities	480,598,888	71,748,888		141,725,782

Total investments in securities, at value	1,237,483,888	71,748,888		141,725,782
Short-term investments held as collateral for securities lending	—	—		24,234,625
Cash	982	—		—
Receivable for shares sold	1,225	126,308		100,656
Income receivable	1,456,784	1,110,175		2,371,284
Deferred compensation	28,282	1,888		3,730

Total assets	1,238,971,161	72,987,259		168,436,077

Liabilities:
Payable for shares redeemed	—	105,102		—
Payable on collateral to broker	—	—		24,234,625
Income distribution payable	883,214	—		—
Accrued expenses	134,141	17,358		17,304
Payable for deferred compensation	28,282	1,888		3,730

Total liabilities	1,045,637	124,348		24,255,659

Net Assets Consist of:
Paid in capital	1,237,925,524	75,400,084		146,434,663
Net unrealized appreciation of investments	—	677,685		1,942,484
Accumulated net realized loss on investments	—	(3,219,533)		(4,351,703)
Undistributed net investment income	—	4,675		154,974

Total Net Assets	$1,237,925,524	$72,862,911		$144,180,418

Shares Outstanding	1,237,925,524	7,576,997		14,482,481

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$1.00	$9.62		$9.96

Offering Price Per Share(1)	$—	$9.97	(2)	$10.32	(2)

Redemption Proceeds Per Share(1)	$—	$9.52	(4)	$9.86	(4)

Investments, at identified cost	—	$71,071,203		$139,783,298

Investments, at tax cost	—	$71,257,873		$139,976,410

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of offering price: 100/96.5 of net asset value.
(3)	Computation of offering price: 100/95.5 of net asset value.
(4)	Computation of redemption proceeds: 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2002 (Concluded)

	Alabama Tax-Free Income Fund		Value Fund		Growth Fund
Assets:
Total investments in securities, at value	$54,756,191		$328,131,141		$71,869,699
Receivable for investments sold	—		—		1,045,963
Receivable for shares sold	24,129		512,671		55,990
Income receivable	763,121		318,944		47,454
Deferred compensation	1,532		9,297		2,458

Total assets	55,544,973		328,972,053		73,021,564

Liabilities:
Payable for investments purchased	—		2,916,000		1,038,033
Payable for shares redeemed	69,013		37,091		60,559
Accrued expenses	18,147		44,684		16,606
Payable for deferred compensation	1,532		9,297		2,458

Total liabilities	88,692		3,007,072		1,117,656

Net Assets Consist of:
Paid in capital	53,290,970		263,571,687		68,159,393
Net unrealized appreciation of investments	1,443,671		61,044,733		7,338,839
Accumulated net realized gain (loss) on investments	638,929		1,223,559		(3,591,892)
Undistributed net investment income (Accumulated net investment loss)	82,711		125,002		(2,432)

Total Net Assets	$55,456,281		$325,964,981		$71,903,908

Shares Outstanding	5,260,107		21,319,842		10,443,934

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$10.54		$15.29		$6.88

Offering Price Per Share(1)	$10.92	(2)	$16.01	(3)	$7.20	(3)

Redemption Proceeds Per Share(1)	$10.43	(4)	$15.14	(4)	$6.81	(4)

Investments, at identified cost	$53,312,520		$267,086,408		$64,530,860

Investments, at tax cost	$53,265,836		$267,147,084		$64,641,902

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of offering price: 100/96.5 of net asset value.
(3)	Computation of offering price: 100/95.5 of net asset value.
(4)	Computation of redemption proceeds: 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
Year Ended April 30, 2002

	U.S. Treasury Money Market Fund	Income Fund	Bond Fund
Investment Income:
Interest	$34,079,816	$3,976,703	$8,622,755 (1)

Expenses:
Investment adviser fee	6,004,262	437,646	871,247
Administrative personnel and services fee	1,139,585	100,000	137,871
Custodian fees	85,043	7,294	14,521
Transfer and dividend disbursing agent fees and expenses	34,060	37,922	38,175
Directors’/Trustees’ fees	34,434	2,957	5,212
Auditing fees	13,508	14,290	14,344
Legal fees	11,404	9,578	10,091
Portfolio accounting fees	209,853	40,805	48,153
Shareholder services fee	3,002,131	182,352	363,020
Share registration costs	81,816	17,667	15,374
Printing and postage	33,327	14,271	21,083
Insurance premiums	3,304	857	931
Deferred compensation expense	14,480	867	1,767
Miscellaneous	15,337	13,167	9,132

Total expenses	10,682,544	879,673	1,550,921

Waivers—
Waiver of investment adviser fee	(2,127,318)	(209,195)	—
Waiver of administrative personnel and services fee	—	(30,742)	—
Waiver of shareholder services fee	(2,401,705)	(145,882)	(290,416)

Total waivers	(4,529,023)	(385,819)	(290,416)

Net expenses	6,153,521	493,854	1,260,505

Net investment income	27,926,295	3,482,849	7,362,250

Realized and Unrealized Loss on Investments:
Net realized loss on investments	—	(228,883)	(946,922)
Change in unrealized appreciation of investments	—	(315,530)	(762,362)

Net realized and unrealized loss on investments	—	(544,413)	(1,709,284)

Change in net assets resulting from operations	$27,926,295	$2,938,436	$5,652,966

(1)	Includes income on securities loaned of $26,603.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
Year Ended April 30, 2002 (Concluded)

	Alabama Tax-Free Income Fund	Value Fund	Growth Fund
Investment Income:
Dividends	$—	$4,436,128	$743,955 (1)
Interest	2,531,456	387,332	12,883

Total income	2,531,456	4,823,460	756,838

Expenses:
Investment adviser fee	330,538	2,465,631	603,059
Administrative personnel and services fee	52,303	312,083	76,344
Custodian fees	5,509	32,875	8,041
Transfer and dividend disbursing agent fees and expenses	32,227	33,584	40,922
Directors’/Trustees’ fees	1,454	11,663	2,381
Auditing fees	11,816	14,069	11,651
Legal fees	11,658	15,960	7,727
Portfolio accounting fees	45,330	86,739	37,160
Shareholder services fee	137,724	821,877	201,020
Share registration costs	17,022	24,835	16,490
Printing and postage	13,257	35,132	45,242
Insurance premiums	739	1,723	669
Deferred compensation expense	679	4,207	1,098
Miscellaneous	10,070	13,104	11,520

Total expenses	670,326	3,873,482	1,063,324

Waivers—
Waiver of investment adviser fee	(211,188)	—	—
Waiver of shareholder services fee	(110,179)	(657,501)	(153,039)

Total waivers	(321,367)	(657,501)	(153,039)

Net expenses	348,959	3,215,981	910,285

Net investment income (loss)	2,182,497	1,607,479	(153,447)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	929,534	1,284,235	(2,506,548)
Change in unrealized appreciation of investments	243,808	(31,160,559)	(12,896,606)

Net realized and unrealized gain (loss) on investments	1,173,342	(29,876,324)	(15,403,154)

Change in net assets resulting from operations	$3,355,839	$(28,268,845)	$(15,556,601)

(1)	Net of foreign tax withheld of $2,483.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES OF NET ASSETS

	U.S. Treasury Money Market Fund		Income Fund
	Year Ended April 30,		Year Ended April 30,
	2002	2001	2002	2001
Increase (Decrease) in Net Assets
Operations—
Net investment income	$27,926,295	$53,714,283	$3,482,849	$3,836,618
Net realized loss on investments	—	—	(228,883)	(354,489)
Net change in unrealized appreciation (depreciation) of investment	—	—	(315,530)	2,376,599

Change in net assets resulting from operations	27,926,295	53,714,283	2,938,436	5,858,728

Distributions to Shareholders–—
Distributions from net investment income	(27,926,295)	(53,714,283)	(3,742,177)	(3,833,941)
Share Transactions-—
Proceeds from sale of shares	2,770,209,912	1,958,777,972	21,385,277	15,950,047
Net asset value of shares issued to shareholders in payment of distributions declared	11,890,811	19,667,365	692,231	679,576
Cost of shares redeemed	(2,685,661,908)	(1,689,741,589)	(18,138,920)	(13,188,648)

Change in net assets resulting from share transactions	96,438,815	288,703,748	3,938,588	3,440,975

Change in net assets	96,438,815	288,703,748	3,134,847	5,465,762
Net Assets:
Beginning of period	1,141,486,709	852,782,961	69,728,064	64,262,302

End of period	$1,237,925,524	$1,141,486,709	$72,862,911	$69,728,064

Undistributed net investment income (Accumulated net investment loss) included in net assets at end of period	$—	$—	$4,675	$34,188

Net realized gain (loss) as computed for federal tax purposes	$—	$—	$433,396	$(591,780)

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)

	Bond Fund		Alabama Tax-Free Income Fund
	Year Ended April 30,		Year Ended April 30,
	2002	2001	2002	2001
Increase (Decrease) in Net Assets
Operations—
Net investment income	$7,362,250	$7,443,873	$2,182,497	$2,253,886
Net realized gain (loss) on investments	(946,922)	790,847	929,534	106,550
Net change in unrealized appreciation (depreciation) of investment	(762,362)	4,575,140	243,808	2,462,151

Change in net assets resulting from operations	5,652,966	12,809,860	3,355,839	4,822,587

Distributions to Shareholders—
Distributions from net investment income	(7,665,011)	(7,449,022)	(2,194,016)	(2,213,092)
Distributions from net realized gain on investments transactions	—	—	(239,673)	—

Change in net assets from distributions to shareholders	(7,665,011)	(7,449,022)	(2,433,689)	(2,213,092)

Share Transactions—
Proceeds from sale of shares	23,566,350	39,862,578	10,460,081	9,760,629
Net asset value of shares issued to shareholders in payment of distributions declared	5,289,937	5,382,348	537,998	242,496
Cost of shares redeemed	(23,212,538)	(23,438,344)	(9,009,911)	(12,832,459)

Change in net assets resulting from share transactions	5,643,749	21,806,582	1,988,168	(2,829,334)

Change in net assets	3,631,704	27,167,420	2,910,318	(219,839)
Net Assets:
Beginning of period	140,548,714	113,381,294	52,545,963	52,765,802

End of period	$144,180,418	$140,548,714	$55,456,281	$52,545,963

Undistributed net investment income (Accumulated net investment loss) included in net assets at end of period	$154,974	$111,353	$82,711	$102,576

Net realized gain (loss) as computed for federal tax purposes	$1,488,880	$(1,748,936)	$939,897	$(18,217)

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES OF NET ASSETS
(Concluded)

	Value Fund		Growth Fund
	Year Ended April 30,		Year Ended April 30,
	2002	2001	2002	2001
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$1,607,479	$1,725,664	$(153,447)	$(88,667)
Net realized gain (loss) on investments	1,284,235	13,804,049	(2,506,548)	(1,085,344)
Net change in unrealized appreciation of investment	(31,160,559)	21,363,631	(12,896,606)	(10,798,679)

Change in net assets resulting from operations	(28,268,845)	36,893,344	(15,556,601)	(11,972,690)

Distributions to Shareholders—
Distributions from net investment income	(1,522,148)	(1,812,958)	—	—
Distributions from net realized gain on investments transactions	(6,369,951)	(32,543,239)	—	(6,565,609)

Change in net assets from distributions to shareholders	(7,892,099)	(34,356,197)	—	(6,565,609)

Share Transactions—
Proceeds from sale of shares	52,510,486	52,674,107	17,432,751	25,868,540
Net asset value of shares issued to shareholders in payment of distributions declared	7,688,686	31,297,188	—	6,534,430
Cost of shares redeemed	(43,729,327)	(70,271,560)	(20,508,311)	(9,695,986)

Change in net assets resulting from share transactions	16,469,845	13,699,735	(3,075,560)	22,706,984

Change in net assets	(19,691,099)	16,236,882	(18,632,161)	4,168,685
Net Assets:
Beginning of period	345,656,080	329,419,198	90,536,069	86,367,384

End of period	$325,964,981	$345,656,080	$71,903,908	$90,536,069

Undistributed net investment income (Accumulated net investment loss) included in net assets at end of period	$125,002	$39,671	$(2,432)	$(1,320)

Net realized gain (loss) as computed for federal tax purposes	$1,284,234	$13,719,064	$(1,454,431)	$(1,082,264)

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments
U.S. Treasury Money Market Fund
1998	$1.00	0.05		—		0.05	(0.05)	—
1999	$1.00	0.05		—		0.05	(0.05)	—
2000	$1.00	0.05		—		0.05	(0.05)	—
2001	$1.00	0.06		—		0.06	(0.06)	—
2002(3)	$1.00	0.02		—		0.02	(0.02)	—

Income Fund
1998	$9.68	0.58		0.13		0.71	(0.58)	—
1999	$9.81	0.57		(0.03)		0.54	(0.57)	—
2000	$9.78	0.58		(0.37)		0.21	(0.58)	—
2001	$9.41	0.57		0.31		0.88	(0.57)	—
2002(3)	$9.72	0.53	(7)	(0.13	)(7)	0.40	(0.50)	—

Bond Fund
1998	$9.95	0.60		0.45		1.05	(0.60)	—
1999	$10.40	0.55		0.03		0.58	(0.56)	(0.18)
2000	$10.24	0.58		(0.57)		0.01	(0.58)	—
2001	$9.67	0.57		0.42		0.99	(0.58)	—
2002(3)	$10.08	0.55	(7)	(0.13	)(7)	0.42	(0.54)	—

Alabama Tax-Free Income Fund
2000(4)	$10.00	0.29		(0.14)		0.15	(0.28)	—
2001	$9.87	0.43		0.47		0.90	(0.42)	—
2002(3)	$10.35	0.40	(7)	0.26	(7)	0.66	(0.42)	(0.05)

Value Fund
1998	$15.81	0.15		5.26		5.41	(0.15)	(2.02)
1999	$19.05	0.08		0.43		0.51	(0.08)	(1.58)
2000	$17.90	0.06		0.63		0.69	(0.06)	(1.56)
2001	$16.97	0.09		1.75		1.84	(0.09)	(1.68)
2002(3)	$17.04	0.08		(1.45)		(1.37)	(0.07)	(0.31)

Growth Fund
2000(4)	$10.00	—		0.65		0.65	—	(0.25)
2001	$10.40	(0.00	)(6)	(1.30)		(1.30)	—	(0.71)
2002(3)	$8.39	(0.00	)(6)	(1.51)		(1.51)	—	—

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
			Ratios to average net assets
Total distributions	Net asset value, end of period	Total return(1)	Expenses		Net investment income (loss)		Expense waivers/ reimbuse- ments(2)		Net assets, end of period (000 omitted)	Portfolio turnover rate

(0.05)	$1.00	5.14%	0.48%		5.03%		0.19%		$631,869	—
(0.05)	$1.00	4.77%	0.45%		4.65%		0.19%		$687,683	—
(0.05)	$1.00	4.91%	0.49%		4.82%		0.40%		$852,783	—
(0.06)	$1.00	5.68%	0.50%		5.50%		0.39%		$1,141,487	—
(0.02)	$1.00	2.38%	0.51%		2.33%		0.38%		$1,237,926	—

(0.58)	$9.81	7.46%	0.75%		5.86%		0.44%		$39,969	112%
(0.57)	$9.78	5.58%	0.75%		5.76%		0.41%		$52,446	48%
(0.58)	$9.41	2.25%	0.64%		6.13%		0.57%		$64,262	85%
(0.57)	$9.72	9.58%	0.70%		5.91%		0.56%		$69,728	55%
(0.50)	$9.62	4.17%	0.68%		4.77	%(7)	0.53%		$72,863	69%

(0.60)	$10.40	10.80%	0.84%		5.88%		0.01%		$114,650	107%
(0.74)	$10.24	5.54%	0.84%		5.26%		—		$129,897	119%
(0.58)	$9.67	0.15%	0.84%		5.88%		0.22%		$113,381	76%
(0.58)	$10.08	10.47%	0.89%		5.80%		0.20%		$140,549	80%
(0.54)	$9.96	4.18%	0.87%		5.07	%(7)	0.20%		$144,180	114%

(0.28)	$9.87	1.47%	0.65	%(5)	4.17	%(5)	0.60	%(5)	$52,766	33%
(0.42)	$10.35	9.27%	0.63%		4.19%		0.60%		$52,546	14%
(0.47)	$10.54	6.44%	0.64%		3.96	%(7)	0.58%		$55,456	50%

(2.17)	$19.05	36.39%	0.94%		0.77%		—		$412,857	75%
(1.66)	$17.90	5.17%	0.91%		0.48%		—		$388,731	45%
(1.62)	$16.97	4.26%	0.94%		0.37%		0.22%		$329,419	45%
(1.77)	$17.04	12.12%	0.98%		0.53%		0.20%		$345,656	54%
(0.38)	$15.29	(8.04)%	0.98%		0.49%		0.20%		$325,965	43%

(0.25)	$10.40	6.54%	1.15	%(5)	(0.01	)%(5)	0.20	%(5)	$86,367	28%
(0.71)	$8.39	(12.68)%	1.08%		(0.10)%		0.20%		$90,536	19%
—	$6.88	(18.00)%	1.13%		(0.19)%		0.19%		$71,904	27%

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios.
(3)	Beginning with the year ended April 30, 2000, the Funds were audited by KPMG LLP. Each of the previous periods was audited by other auditors.
(4)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
(5)	Computed on an annualized basis.
(6)	Per share amount is less than $0.01.
(7)	Effective May 1, 2001, the Company adopted the provisions of the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies and began accreting/amortizing market discounts and premiums on long term debt securities for the Alabama Tax-Free Fund, Income Fund and Bond Fund.
The effect of this change for the year ended April 30, 2002 resulted in the following adjustments:
	Net investment income per share	Net realized and unrealized gain/loss per share	Ratio of net investment income to average net assets
Alabama Tax-Free Fund	$0.01	$(0.01)	0.01%
Income Fund	$(0.03)	$0.03	(0.32)%
Bond Fund	$(0.02)	$0.02	(0.24)%

Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002

(1)  Organization

SouthTrust Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective
U.S. Treasury Money Market Fund (“U.S. Treasury”)	Diversified	To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Income Fund (“Income”)	Diversified	To provide current income.

Bond Fund (“Bond”)	Diversified	To provide a level of total return consistent with a portfolio of high-quality debt securities.

Alabama Tax-Free Income Fund (“Alabama Tax-Free Income”)	Non-diversified	To provide income exempt from federal income tax and the income tax imposed by the State of Alabama.

Value Fund (“Value”)	Diversified	To provide long-term capital appreciation, with income a secondary consideration.

Growth Fund (“Growth”)	Diversified	To provide capital appreciation.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Continued)

(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with GAAP.

Investment Valuation—Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

Repurchase Agreements—It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company’s adviser to be creditworthy pursuant to the

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Continued)

guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Effective May 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts/amortizing premiums on long-term debt securities. Prior to May 1, 2001, Alabama Tax Free Income, Income and Bond did not accrete discount and amortize premiums on long-term debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in adjustments to the financial statements as follows:
Increase (Decrease)

	As of May 1, 2001			For the Year Ended April 30, 2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Gain (Loss)	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Alabama Tax Free Income	$48,700	$48,700	$0	$8,347	$2,016	$(10,363)
Bond	(102,374)	(101,116)	(1,258)	(346,382)	56,195	290,187
Income	(156,172)	(251,525)	95,353	(229,815)	30,498	199,317

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Continued)

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatments for net operating loss. The following reclassifications have been made to the financial statements:
Fund	Paid in capital	Accumulated realized gain (loss)	Undistributed net income
Income	—	$(481,340)	$481,340
Bond	—	(447,498)	447,498
Alabama Tax-Free Income	—	57,046	(57,046)
Growth	(152,335)	—	152,335

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of April 30, 2002, the tax composition of dividends was as follows:

	Ordinary Income	Long-Term Capital Gains
U.S. Treasury	$27,926,295	$0
Income	3,742,177	0
Bond	7,665,011	0
Alabama Tax-Free Income	0	239,673
Value	1,522,148	6,369,951
Growth	0	0

As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ Depreciation
U.S. Treasury	$911,289	$0	$0
Income	6,546	0	491,015
Bond	158,673	0	1,749,372
Alabama Tax-Free Income	1,136	592,245	1,490,355
Value	134,207	1,284,235	60,984,057
Growth	0	0	7,227,797

At year-end there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Continued)

unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of premium and discount and wash sales loss deferrals.

Federal Taxes—It is the Company’s policy to comply with the provisions of the Internal Revenue Code, as amended, (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At April 30, 2002, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiration Year					Total Capital Loss Carryforwards
Fund	2005	2006	2008	2009	2010
Income	$1,014,619	$73,422	$280,958	$591,780	—	$1,960,779
Bond				1,331,627	—	1,331,627
Growth				1,082,264	1,454,432	2,536,696

Additionally, the following Fund incurred net capital losses on security transactions after October 31, 2001, which are treated as arising on May 1, 2002, the first day of the Fund’s next taxable year.

Fund	Post-October Losses
Income	$1,072,084
Bond	2,826,963
Growth	944,154

When-Issued and Delayed Delivery Transactions—The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Continued)

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Securities Lending—Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at at least 100% of the current market value of the loaned securities.

Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Fund returns a portion of the interest on any cash received as collateral and continues to receive interest or dividends on securities loaned. Included in interest income is $26,603 for Bond Fund attributable to income earned on securities lending transactions.

Loans will be made to firms deemed by the Company’s adviser to be of good financial standing and will not be made unless, in the judgement of the Company’s adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund’s rights should the borrower of the securities fail financially.

As of April 30, 2002, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:
Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Market Value of Reinvested Collateral Securities
Bond	$23,213,365	$24,234,625	$24,234,625

Cash collateral is held in a segregated account.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Continued)

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Other—Investment transactions are accounted for on a trade date basis.

(3)  Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:
	U.S. Treasury Money Market		Income
	Year Ended April 30,		Year Ended April 30,
	2002	2001	2002	2001
Shares sold	2,770,209,912	1,958,777,972	2,187,317	1,659,756
Shares issued to shareholders in payment of distributions declared	11,890,811	19,667,365	70,963	71,146
Shares redeemed	(2,685,661,908)	(1,689,741,589)	(1,858,232)	(1,380,960)

Net change resulting from share transactions	96,438,815	288,703,748	400,048	349,942

	Bond		Alabama Tax-Free Income
	Year Ended April 30,		Year Ended April 30,
	2002	2001	2002	2001
Shares sold	2,310,117	4,031,826	991,579	956,927
Shares issued to shareholders in payment of distributions declared	521,368	543,120	51,556	23,642
Shares redeemed	(2,286,181)	(2,367,079)	(859,097)	(1,250,956)

Net change resulting from share transactions	545,304	2,207,867	184,038	(270,387)

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Continued)

	Value		Growth
	Year Ended April 30,		Year Ended April 30,
	2002	2001	2002	2001
Shares sold	3,284,310	3,248,648	2,233,467	2,765,879
Shares issued to shareholders in payment of distributions declared	491,454	2,008,391	—	763,368
Shares redeemed	(2,736,329)	(4,383,406)	(2,583,910)	(1,037,822)

Net change resulting from share transactions	1,039,435	873,633	(350,443)	2,491,425

(4)  Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—SouthTrust Investment Advisors, the Company’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate

U.S. Treasury	0.50%

Income	0.60%

Bond	0.60%

Alabama Tax-Free Income	0.60%

Value	0.75%

Growth	0.75%

Administrative Fee—Federated Administrative Services (“FAS”) provides the Company with certain administrative personnel and services. The fee is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Company for the period. FAS may voluntarily choose to waive a portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee—The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp., (“FSC”) the principal distributor, from the net assets of the Funds to finance

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Continued)

activities intended to result in the sale of the Funds’ shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.
Fund	Percentage of the Average Daily Net Assets of Fund

Income	0.25%

Alabama Tax-Free Income	0.25%

Growth	0.25%

During the year ended April 30, 2002, none of the above mentioned Funds incurred a distribution services fee.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees—FServ also maintains the Company’s accounting records for which it receives a fee. The fee is based on the level of each Fund’s average net assets for the period, plus out-of-pocket expenses.

Deferred Compensation Plan—The Company’s independent Trustees may participate in a deferred compensation plan. Under the deferred compensation plan, Trustees may elect to defer 50% or 100% of the compensation they earn as Trustees. Amounts deferred will be invested in Shares of one or more eligible Funds as defined under the Plan.

General—Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Continued)

(5)  Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities, short-term securities (and in-kind contributions), for the year ended April 30, 2002, were as follows:

Fund	Purchases	Sales
Income	$22,841,837	$17,383,353

Bond	68,746,347	52,419,550

Alabama Tax-Free Income	28,638,070	26,663,873

Value	144,010,846	130,737,348

Growth	21,529,205	23,553,505

Purchases and sales of long-term U.S. government securities for the year ended April 30, 2002, were as follows:

Fund	Purchases	Sales
Income	$30,094,185	$31,087,270

Bond	98,908,216	109,014,066

Value	6,305,630	3,772,374

Growth	—	533,513

(6)  Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2002, 61.30% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 32.78% of total investments.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Concluded)

Change in Independent Auditors (Unaudited)

On April 12, 2002, the Board of Trustees of the Funds, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent auditors to KPMG LLP. For the fiscal years ended April 30, 2001 and April 30, 2000, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the disagreements in their report.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended April 30, 2002, the Funds designated long-term capital gain dividends as follows:

Fund
Value	$6,369,951

Alabama Tax-Free Income	239,673

For the year ended April 30, 2002, U.S. Treasury, Income, Bond, and Growth did not designate any long-term capital gain dividends.

At April 30, 2002, the following percentage represents the portion of distributions from net investment income, which is exempt from federal income tax, other than alternative minimum tax:

Fund
Alabama Tax-Free Income	100%

INDEPENDENT AUDITOR’S REPORT

The Board of Trustees and Shareholders SouthTrust Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund and SouthTrust Growth Fund, each a portfolio of the SouthTrust Funds (the “Funds”), as of April 30, 2002, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended April 30, 2001 and financial highlights for each of the years or periods in the four-year period ended April 30, 2001 were audited by other auditors whose report dated June 8, 2001, expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of April 30, 2002, and the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

Boston, Massachusetts
June 21, 2002

BOARD OF TRUSTEES AND COMPANY OFFICERS

The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The Southtrust Fund Complex consists of six investment company portfolios. Unless otherwise noted, each Board member oversees all portfolios in the SouthTrust Fund Complex and serves for an indefinite term. The Funds’ Statement of Additional Information includes additional information about Company Trustees and is available, without charge and upon request, by calling 1-800-843-8618.

INTERESTED TRUSTEES BACKGROUND

Name
Birth Date Address Positions Held with Company Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

William O. Vann* Birth Date: January 28, 1942 P.O. Box 10645 Birmingham, AL TRUSTEE Began serving: April, 1992	Principal Occupation: President and Chairman, Vann Family Investments LLC; Trustee and Past Chairman, The Childrens’ Hospital of Alabama.

Previous Positions: Chairman and Chief Executive Officer, Young & Vann Supply Co.

Thomas M. Grady* Birth Date: July 25, 1941 P.O. Box 2 708 McLain Road Kannapolis, NC TRUSTEE Began serving: March, 1996	Principal Occupation: Partner of the law firm of Hartsell & Williams, P.A.; Member, Board of Directors, Pfeiffer University; Trustee, Cannon Foundation.

Billy L. Harbert, Jr* Birth Date: May 23, 1965 820 Shades Creek Parkway Birmingham, AL TRUSTEE Began serving: November, 1997	Principal Occupation: President and Chief Executive Officer, b. L. harbert International LLC (construction).

Other Directorships Held: Member/ Shareholder, Bonaventure Capital, LLC; Member/ Shareholder, Bonaventure Partners LLC; Board Member/ Shareholder, Founders Trust Company, Inc.; Member/ Shareholder, Treble Range Partners, LLC.

Each Trustee is considered to be “interested” because of his ownership of the common stock of Southtrust Corporation.

INDEPENDENT TRUSTEES BACKGROUND

Name
Birth Date Address Positions Held with Company Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Charles G. Brown, III Birth Date: November 27, 1953 1400 Red Hollow Road Birmingham, AL CHAIRMAN AND TRUSTEE Began serving: April, 1992	Principal Occupation: President, Tubular Products Company (since 1985); Managing Partner, Red Hollow Partnership.

Russell W. Chambliss Birth Date: December 26, 1951 Mason Corporation 123 Oxmoor Road Birmingham, AL TRUSTEE Began serving: April, 1992	Principal Occupation: President and Chief Executive Officer, Mason Corporation (manufacturer of roll formed aluminum and steel products).

Name
Birth Date Address Positions Held with Company Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Lawrence W. Greer, M.D. Birth Date: October 26, 1944 P.O. Box 531390 Birmingham, AL TRUSTEE Began serving: August, 2001	Principal Occupation: Vice President of Investments, Dunn Investment Company (since 1992).

Other Directorships Held: Chairman, Board of Directors, Southern BioSystems; Director, Daily Access Concepts, Inc., Electronic HealthCare Systems, Inc., Cumberland Pharmaceuticals, Biotechnology Association of Alabama, and Research Foundatuib—University of Alabama at Birmingham.

George H. Jones, III Birth Date: April 1, 1950 Jones & Kirkpatrick PC 300 Union Hill Drive Birmingham, AL Began Serving: August, 2001	Principal Occupation: CPA and Stockholder, Jones & Kirkpatrick, PC.

OFFICERS

Name
Birth Date Address Positions Held with Company	Principal Occupation(s), and Previous Positions

Edward G. Gonzales Birth Date: Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER	Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

Richard S. White, Jr. Birth Date: March 14, 1932 SouthTrust Bank 420 North 20th Street Birmingham, AL PRESIDENT	Principal Occupation: President, SouthTrust Bank. Previous Occupation: Division President, SouthTrust Capital Management Group.

Charles S. Beard Birth Date: October 26, 1946 SouthTrust Bank 420 North 20th Street Birmingham, AL VICE PRESIDENT	Principal Occupation: Vice President, SouthTrust Bank. Previous Occupation: Senior Vice President and Marketing Director, Capital Management Group, SouthTrust Bank.

Peter J. Germain Birth Date: September 2, 1959 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Principal Occupation: Senior Vice President and Director; Mutual Fund Services Division; Federated Services Company. Previous Positions: Senior Corporate Counsel, Federated Investors, Inc.

Beth Broderick Birth Date: August 2, 1965 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Principal Occupation: Vice President, Federated Services Company (1987 to present); Client Services Officer, Federated Services Company (1992-1997).

John D. Johnson Birth Date: November 8, 1970 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA SECRETARY	Principal Occupation: Associate Corporate Counsel, Federated Investors, Inc. (1999 to present); Assistant Vice President, Federated Securities Company.

Previous Positions: Associate, Kirkpatrick & Lockhart LLP (1997 to 1999).

No Bank Guarantee
Not FDIC Insured
May Lose Value

Investment Adviser: SouthTrust Investment Advisors
Distributor: Federated Securities Corp.

Cusip 844734103
Cusip 844734400
Cusip 844734202
Cusip 844734608
Cusip 844734301
Cusip 844734509
G00859-01 (6/02)